Exhibit 10.2

                     NINTH AMENDMENT TO DEBTOR IN POSSESSION
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


           THIS NINTH AMENDMENT TO DEBTOR IN POSSESSION LOAN AND SECURITY AGREEMENT (this "Ninth Amendment") is entered into and effective as of July 31, 2001, by and among Factory Card Outlet of America Ltd., an Illinois corporation and a debtor and debtor in possession (the "Borrower"), on the one hand, and Wells Fargo Retail Finance, LLC (successor in interest to Foothill Capital Corporation and Paragon Capital, LLC) ("WFRF"), as Agent and Lender, and the financial institutions listed on the signature page of the Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns, are collectively referred to herein as the ("Lenders"), on the other hand. This Ninth Amendment amends certain provisions of the Debtor in Possession Loan and Security Agreement dated as of March 23, 1999 by and among the Borrower and WFRF, as Agent, and the Lenders (as amended by and through the date of this Ninth Amendment, and as hereafter amended and/or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

                                   BACKGROUND

           This Ninth Amendment is entered into to amend the Maturity Date of the Commitment and to amend certain of the provisions governing the availability of "Special Sub-Line Advances" under the Loan Agreement, in accordance with the terms and conditions hereof.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

           1. Amendments to Loan Agreement.

                  (a) Amendments to Subsection 1.1.

                     (i) Subsection 1.1 of the Loan Agreement is hereby amended by deleting the term "Maximum Revolving Amount" appearing in the definition of "Average Unused Portion of Maximum Revolving Amount" and inserting in lieu thereof "$35,000,000."

                     (ii) Subsection 1.1 of the Loan Agreement is hereby amended by deleting the existing subsection (I) of the definition of "Maturity Date" appearing therein and inserting in lieu thereof:
           "February 1, 2002, provided, that if all Bankruptcy Court approvals and orders relating to this Ninth Amendment deemed necessary by WFRF are not obtained and entered on or before August 31, 2001, then the definition of "Maturity Date" shall be August 31, 2001, provided, further, that if the Bankruptcy Court prior to August 31, 2001 affirmatively denies the Borrower's request for authority to enter into this Ninth Amendment, the Maturity Date shall be the date of such denial."

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                     (b) Amendment to Subsection 2.1 (a)(ii). Subsection 2.1
           (a)(ii) of the Loan Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                               (a)(ii) Special Sub-Line Advances. The term
                     "Borrowing Base" shall also include amounts available in respect of the Special Sub-Line Advances in accordance with this Section 2.1 (a)(ii). Subject to the terms and conditions of this Agreement, each Lender agrees to make special sub-line advances ("Special Sub-Line Advances") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to 13% of the Cost Value of Eligible Inventory, provided, however, that during the period from August 15, 2001 through and including November 30, 2001, the outstanding Special Sub-Line Advances to Borrower shall be in an amount not to exceed such Lender's Pro Rata Share of an amount equal to 17% of the Cost Value of Eligible Inventory, and provided further, however, that in no event will Advances (on a combined basis under Sections 2.1 (a)(i)(y) and 2.1
                     (a)(ii)) exceed 90% of the Net Retail Liquidation Value of Eligible Inventory.

                     (c) Limitation on Borrowing. The Borrower, the Agent and the Lenders hereby agree that, notwithstanding anything to the contrary in the Loan Agreement, the Lenders shall have no obligation to make Advances under the Loan Agreement to the extent they would cause the aggregate amount of Advances plus the outstanding balance of all undrawn or unreimbursed Letters of Credit to exceed $35,000,000.

                     (d) Amendment to Subsection 2.12(a)(ii). Subsection 2.12(a)(ii) of the Loan Agreement is hereby amended by deleting the term "Maximum Revolving Amount" appearing therein and inserting in lieu thereof the term "$35,000,000."


           2. Representations and Warranties; Confirmation of Representations, Warranties.

           This Ninth Amendment has been duly authorized, executed and delivered by the Borrower. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended by and through the date hereof, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower, by execution of this Ninth Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Ninth Amendment, and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document. The Borrower acknowledges and agrees that this Ninth Amendment shall become a part of the Loan Agreement and shall be a Loan Document.

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           3. Waiver of Events of Default. The Agent and the Lenders hereby waive all Events of Default, if any, that exist at time of this Ninth Amendment.

           4. Conditions Precedent. The obligation of the Agent and the Lenders to execute this Ninth Amendment and make the accommodations to the Borrower described herein is subject to the following conditions, the satisfaction of which shall be determined by the Agent and the Lenders in their sole discretion:

                     (a) This Ninth Amendment shall have been executed and delivered by each of the parties hereto;

                     (b) The Borrower by its execution hereof shall have agreed to pay to the Agent, for the benefit of the Lenders, an amendment fee of $200,000 (the "Amendment Fee"). The Amendment Fee shall be fully earned, due, and payable upon the execution of this Ninth Amendment by all parties hereto.

           5. No Novation; Effect; Counterparts; Governing Law.

           Except to the extent specifically amended hereby, the Loan Agreement and each of the other Loan Documents shall be unaffected hereby and shall remain in full force and effect; this Ninth Amendment shall not be deemed a novation of the Loan Agreement or any other Loan Document. The Borrower hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement and each of the other Loan Documents. This Ninth Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Ninth Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and the United States Bankruptcy Code and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower acknowledges that the reasonable out-of-pocket expenses of the Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Ninth Amendment shall be "Lender Group Expenses," as such term is defined in the Loan Agreement.

           6. Construction.

           The Borrower, by execution hereof, acknowledges and confirms that for all purposes of the Loan Agreement and the other Loan documents, the term "Loan Agreement" shall mean the Loan Agreement as amended by and through the date of this Ninth Amendment and as further amended and/or restated from time to time hereafter.



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           IN WITNESS WHEREOF, the parties hereto have executed this Ninth
Amendment to Loan and Security Agreement as a sealed instrument as of the date first above written.



                          FACTORY CARD OUTLET OF AMERICA LTD.

                          By: /s/ James Constantine
                              -------------------------------------------------
                              Name: James Constantine
                              Title: Sr. VP and CFO



                          WELLS FARGO RETAIL FINANCE, LLC,
                          for itself and as Agent for the Lenders

                          By: /s/ Thomas F. Morgan
                              -------------------------------------------------
                              Name: Thomas F. Morgan
                              Title: Vice President





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